UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04547

Exact name of registrant as specified in charter:	Voyageur Mutual Funds III

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1. Reports to Stockholders

US equity mutual fund

Delaware Select Growth Fund

October 31, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Select Growth Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions
•	View statements and tax forms
•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

MIM is the marketing name for the registered investment advisers including Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Bank International Limited, Macquarie Investment Management Europe Limited, Macquarie Investment Management Limited, and Macquarie Capital Investment Management, Inc.

The Fund is distributed by Delaware Distributors, L.P., an affiliate of MIMBT and Macquarie Group Limited. MIM, a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2017 Macquarie Management Holdings, Inc. (formerly Delaware Management Holdings, Inc.)

Portfolio management review
Delaware Select Growth Fund	November 7, 2017

Performance preview (for the year ended October 31, 2017)
Delaware Select Growth Fund (Institutional Class shares)	1-year return	+21.76%
Delaware Select Growth Fund (Class A shares)	1-year return	+21.43%
Russell 3000® Growth Index (benchmark)	1-year return	+29.80%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Select Growth Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Jackson Square Partners, LLC (JSP), a US registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, JSP is responsible for day-to-day management of the Fund’s assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, has ultimate responsibility for all investment advisory services.

Solid growth, both in the United States and around the world, marked the fiscal year ended Oct. 31, 2017. The US economy was poised for an upswing early in the period, as consumers closely watched a presidential campaign that resulted in a surprising upset. Wages were up, consumer confidence had risen sharply, and residential home construction was at near pre-global-financial-crisis highs. US equity markets experienced an additional boost on the heels of the election, in anticipation of potential tax reform and infrastructure spending in the upcoming Trump administration.

As President Trump took office, domestic equity markets remained robust, despite a flurry of political headlines. Investors barely reacted as the administration’s efforts to enact its policy agenda foundered – particularly repeated attempts to repeal and replace the Affordable Care Act and efforts to have Mexico foot the bill for Trump’s campaign promise of a border wall. Still, healthy performance buoyed stocks, primarily within the commodity markets and the financials sectors. Decreased output by the Organization of the Petroleum Exporting Countries (OPEC) pushed oil prices higher, while the expectation of higher inflation combined with an increasingly less accommodative monetary policy led to enhanced opportunities within financial markets.

The US Federal Reserve raised rates three times during the fiscal period: in December 2016 and in March and June 2017. None of these moves blindsided investors as the domestic market had already built the anticipated increases into stock and bond prices. Overseas, both the European Central Bank and the Bank of England began to prepare investors for slowdowns in monetary stimulus.

Fiscal tightening in the US, combined with global growth throughout the year, led to a decrease in the US dollar’s value, which helped bolster emerging market economies. The MSCI Emerging Markets Index rose 26.45% during the fiscal year.

Within developed markets, international equities mirrored those in the US, rising despite political uncertainties. The future of trade between the

Portfolio management review

Delaware Select Growth Fund

United Kingdom and the European Union (EU) remained uncertain, even one and a half years after the UK voted to exit the bloc. Elsewhere in Europe, however, a series of elections in Austria, the Netherlands, and France reflected a growing rejection of anti-EU politicians. Even in Spain, where Catalans recently voted to leave the nation, sentiment heavily favored support for the euro zone. By the end of the fiscal period, the MSCI EAFE Index had risen 23.44%.

In late summer 2017, three Category 4 hurricanes struck large parts of Texas, Florida, and Puerto Rico within a month of one another. The preliminary estimate for the total cost of resulting damage was at least $300 billion (source: Moody’s Analytics). Despite widespread wreckage, the US economy remained unflappable. Corporations continued to invest, and consumers remained confident. In mid-September, the Fed announced its expectation that the storms would leave few long-lasting economic effects. New York Fed President William Dudley further added that rebuilding could even boost economic activity.

US real gross domestic product (GDP) – a measure of national economic output – remained strong and unemployment continued to fall, eventually ending the period at the lowest level seen since 2001 (source: US Bureau of Economic Analysis). Consumer sentiment did cool in November on the expectation of future inflation and higher interest rates, according to the University of Michigan Consumer Sentiment Index. The S&P 500® Index rose 23.63% during the fiscal period. The nation’s largest and most established companies performed even better, as indicated by the 32.07% gain of the Dow Jones Industrial Average.

Within the Fund

For the fiscal year ended Oct. 31, 2017, Delaware Select Growth Fund Institutional Class shares returned +21.76%. The Fund’s Class A shares returned +21.43% at net asset value (NAV) and +14.45% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell 3000 Growth Index, returned +29.80%. For complete, annualized performance of Delaware Select Growth Fund, please see the table on page 4.

Strong relative performance in the information technology sector was unable to overcome weak relative performance in the consumer discretionary sector. On a stock-specific level, the following were the most significant contributors and detractors during the fiscal year:

PayPal Holdings, a key supply-chain participant in the electronic payments industry, contributed to performance during the period. The company continued to experience increasing business momentum, seeing significant growth in both total payment volume and active users. Notwithstanding the impressive stock performance year to date, we are excited about PayPal’s growth prospects. PayPal’s core payment product continued to show significant growth by expanding its reach to physical merchants, via Venmo and PayPal, and by increasing infrastructure offerings to other payment companies, via Braintree.

LendingTree, an online lending exchange, added to Fund performance. Mortgage products and personal loans both experienced more than 20% growth year over year. There continues to be an acceleration in signups for My LendingTree, a personalized home page account to help customers improve their credit, resulting in nearly six million users. We believe LendingTree will not only continue to be a leader in online loan referrals, but will also strengthen its business model by successfully diversifying product offerings.

Zebra Technologies, a company that manufactures and sells marking, tracking, and computer-printing technologies, was also a contributor during the period. Zebra is the leader in Android-based mobile computing. Despite difficulties in brick-and-mortar stores, the company’s products remain vital to retailers executing a complete omnichannel strategy that encompasses both physical retail and online offerings. The company has expanded gross margin and lowered operating expenses, resulting in a significant improvement in profitability. We continue to believe that the technology Zebra acquired from the Motorola Solutions enterprise business – the catalyst for our initial investment in the stock – will allow the company to offer a complementary set of enhanced, next-generation products to customers as logistics and tracking become more important functions in business operations.

TripAdvisor, a travel website providing travel advice and planning features, was a detractor from performance during the period. Despite recent earnings disappointments, we believe the company had some positive underlying trends including revenue-per-shopper growth (online and mobile), monthly unique-visitor growth, and total click-based and transaction-based revenue growth. While the company’s monetization plans for its booking business have been slower than investors might have expected or hoped, we still believe the company has an undervalued asset of 400 million interested travelers who are worth more than recognized at the current depressed valuation.

Pandora Media, an Internet radio provider, detracted from performance. A series of events that we viewed as negative changed our fundamental thesis of the company. Most notably, SiriusXM bought $480 million of Pandora’s preferred stock, effectively giving it control of the company. In addition, Pandora announced that it had sold TicketFly to Eventbrite for less than half of what the company paid for it in 2015, acknowledging, in our view, its mismanagement of that business. Given the negative changes and our frustration with management’s inability to prioritize shareholder value, we exited the security in early June.

Element Fleet Management, the largest North American corporate fleet manager, was also a detractor from performance during the fiscal year. The company is in the midst of a transition year due to the integration of GE Fleet, which is now largely complete. The company has also been gradually ramping up higher-margin, recurring, fee-based fleet-management services, targeting double-digit organic growth in the medium term. We believe the company is likely to benefit from the adoption of a program for telematics (remote data transmission) as vehicle manufacturers include telematics as a standard feature; telematics hardware pricing continues to drop; and “connected car” and telematics become standards for safety, compliance, and efficiency in fleet management. Separately, the company’s stock plummeted more than 35% on the morning of May 31 on investor speculation that it was the target of a short-selling firm. The short report turned out to be about a different Canadian company in an entirely unrelated sector. We took advantage of investors’ confusion and added to the position.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Performance summary
Delaware Select Growth Fund	October 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2017
	1 year	5 years	10 years	Lifetime
Class A (Est. May 16, 1994)
Excluding sales charge	+21.43%	+10.78%	+7.69%	+10.21%
Including sales charge	+14.45%	+9.47%	+7.05%	+9.93%
Class C (Est. May 20, 1994)
Excluding sales charge	+20.57%	+9.95%	+6.89%	+9.38%
Including sales charge	+19.58%	+9.95%	+6.89%	+9.38%
Class R (Est. June 2, 2003)
Excluding sales charge	+21.16%	+10.50%	+7.42%	+8.97%
Including sales charge	+21.16%	+10.50%	+7.42%	+8.97%
Institutional Class (Est. Aug. 28, 1997)
Excluding sales charge	+21.76%	+11.05%	+7.96%	+8.20%
Including sales charge	+21.76%	+11.05%	+7.96%	+8.20%
Russell 3000 Growth Index	+29.80%	+16.71%	+9.06%	+6.88%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.00% of the Fund’s average daily net assets during the period from Nov. 1, 2016 through Oct. 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.28%	2.03%	1.53%	1.03%
Net expenses (including fee waivers, if any)	1.25%	2.00%	1.50%	1.00%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Feb. 26, 2016, through Feb. 28, 2018.

Performance summary

Delaware Select Growth Fund

Performance of a $10,000 investment1

Average annual total returns from Oct. 31, 2007 through Oct. 31, 2017

For the period beginning Oct. 31, 2007 through Oct. 31, 2017	Starting value	Ending value
Russell 3000 Growth Index	$10,000	$23,794
Delaware Select Growth Fund — Institutional Class shares	$10,000	$21,507
Delaware Select Growth Fund — Class A shares	$9,425	$19,767

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Oct. 31, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 3000 Growth Index as of Oct. 31, 2007. The Russell 3000 Growth Index measures the performance of the broad growth segment of the US equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The MSCI Emerging Markets Index, mentioned on page 1, is a free float-adjusted market capitalization index designed to measure equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 2, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the

United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The S&P 500 Index, mentioned on page 2, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Dow Jones Industrial Average mentioned on page 2, is an often-quoted market indicator that comprises 30 widely held US blue-chip stocks. The University of Michigan Consumer Sentiment Index, mentioned on page 2, is a national survey of consumer confidence conducted by the University of Michigan in 48 contiguous states and the District of Columbia. The index uses telephone surveys to gather information on the expectations regarding the overall economy of adult consumers from the age of 18 and up.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVEAX	928931104
Class C	DVECX	928931203
Class R	DFSRX	928931740
Institutional Class	VAGGX	928931757

Disclosure of Fund expenses
For the six-month period from May 1, 2017 to October 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2017 to Oct. 31, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Select Growth Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Annualized Expense Ratio	Expenses Paid During Period 5/1/17 to 10/31/17*
Actual Fund return†
Class A	$1,000.00	$1,116.00	1.25%	$6.67
Class C	1,000.00	1,112.00	2.00%	10.65
Class R	1,000.00	1,114.60	1.50%	7.99
Institutional Class	1,000.00	1,117.70	1.00%	5.34
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.90	1.25%	$6.36
Class C	1,000.00	1,015.12	2.00%	10.16
Class R	1,000.00	1,017.64	1.50%	7.63
Institutional Class	1,000.00	1,020.16	1.00%	5.09

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation and top 10 equity holdings
Delaware Select Growth Fund	As of October 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stocks²	98.86%
Consumer Discretionary	10.47%
Energy	0.69%
Financials	11.68%
Healthcare	17.48%
Industrials	5.54%
Real Estate	4.77%
Technology	48.23%
Right	0.00%
Short-Term Investments	1.22%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and statement of additional information, the Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Technology sector consisted of commercial services, computers, diversified financial services, Internet, diversified machinery, semiconductors, software and telecommunications. As of Oct. 31, 2017 such amounts, as a percentage of total net assets, were 6.49%, 1.06%, 4.64%, 17.45%, 1.20%, 4.29%, 12.44%, and 0.66%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the “Technology sector” for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	6.78%
PayPal Holdings	6.49%
Biogen	4.01%
FedEx	3.43%
Charles Schwab	3.06%
Symantec	2.83%
Celgene	2.81%
eBay	2.71%
Visa	2.51%
Alphabet Class A	2.18%

Schedule of investments
Delaware Select Growth Fund	October 31, 2017

	Number of shares	Value (US $)
Common Stock – 98.86%²
Consumer Discretionary – 10.47%
Dollar General	47,784	$3,862,859
Domino’s Pizza	18,332	3,354,756
Dunkin’ Brands Group	66,347	3,919,117
Liberty Global Class C †	156,347	4,673,212
Liberty Interactive Corp. QVC Group Class A †	338,464	7,689,902
Liberty TripAdvisor Holdings Class A †	653,163	7,054,160
Naspers	10,111	2,463,612
Smiles Fidelidade	11,684	301,663
Start Today	62,740	1,704,996
TripAdvisor †	148,247	5,559,263
Zalando 144A #†	6,266	315,438

		40,898,978

Energy – 0.69%
Centennial Resource Development Class A †	23,093	448,697
Kinder Morgan	124,055	2,246,636

		2,695,333

Financials – 11.68%
Affiliated Managers Group	26,244	4,894,506
Charles Schwab	266,639	11,956,093
CME Group	56,855	7,798,800
Element Fleet Management	826,755	6,370,006
Intercontinental Exchange	75,742	5,006,546
LendingClub †	357,239	2,032,690
LendingTree †	17,430	4,672,112
WisdomTree Investments	261,671	2,901,931

		45,632,684

Healthcare – 17.48%
ABIOMED †	13,476	2,599,790
Allergan	29,584	5,243,172
athenahealth †	25,074	3,206,463
Biogen †	50,260	15,664,032
Bioverativ †	90,046	5,087,599
Celgene †	108,636	10,968,977
DENTSPLY SIRONA	132,886	8,115,348
Evolent Health Class A †	42,871	696,654
Illumina †	22,907	4,700,287
Quintiles IMS Holdings †	76,955	8,318,836
UnitedHealth Group	17,602	3,700,292

		68,301,450

	Number of shares	Value (US $)
Common Stock² (continued)
Industrials – 5.54%
Expeditors International of Washington	41,099	$2,399,360
Experian	32,324	680,888
FedEx	59,339	13,399,340
IHS Markit †	53,501	2,279,678
Nielsen Holdings	77,473	2,871,924
Novus Holdings	566	280

		21,631,470

Real Estate – 4.77%
Crown Castle International	70,372	7,535,434
Equinix	5,783	2,680,421
Equity Commonwealth †	164,706	4,949,415
Outfront Media	148,267	3,476,861

		18,642,131

Technology – 48.23%
Alibaba Group Holding ADR †	2,769	511,960
Alphabet Class A †	8,265	8,538,076
Alphabet Class C †	7,532	7,657,332
ASML Holding	14,054	2,534,200
ASML Holding (New York Shares)	10,000	1,807,500
Baidu ADR †	9,517	2,321,577
Cargurus †	82,602	2,692,825
Cars.com †	71,782	1,709,847
eBay †	281,833	10,608,194
Electronic Arts †	52,787	6,313,325
Facebook Class A †	35,683	6,425,081
Intuit	8,803	1,329,429
IPG Photonics †	15,985	3,403,366
j2 Global	73,385	5,440,764
Logitech International	115,454	4,124,473
Mastercard Class A	55,985	8,328,888
MercadoLibre	2,292	550,791
Micro Focus International	54,176	1,903,179
Microsoft	318,525	26,494,910
NVIDIA	21,464	4,438,970
Pandora Media †	39,712	290,295
Paycom Software †	7,366	605,485
PayPal Holdings †	349,459	25,356,745
Quotient Technology †	48,188	754,142
Samsung Electronics	335	823,484
Samsung Electronics GDR	3,031	3,737,223
Scout24 144A #	116,629	4,675,262

Schedule of investments

Delaware Select Growth Fund

	Number of shares	Value (US $)
Common Stock² (continued)
Technology (continued)
Shutterstock †	14,246	$555,452
Symantec	340,075	11,052,438
Take-Two Interactive Software †	58,702	6,495,376
Tencent Holdings	37,784	1,694,163
Ubiquiti Networks †	41,750	2,596,015
Visa Class A	89,062	9,795,039
Wix.com †	72,720	5,075,856
Yelp †	65,506	3,060,440
Zebra Technologies †	40,389	4,684,720

		188,386,822

Total Common Stock (cost $309,073,976)		386,188,868

Right – 0.00%
Tencent Holdings exercise price HKD 55.00, expiration date 11/8/17 =†	30	0

Total Right (cost $0)		0

	Principal amount°
Short-Term Investments – 1.22%
Discount Notes – 0.91%≠
Federal Home Loan Bank 0.85% 11/1/17	155,734	155,734
0.90% 11/6/17	428,235	428,175
0.961% 11/3/17	178,627	178,617
0.97% 11/15/17	235,035	234,944
1.005% 11/9/17	1,579,415	1,579,065
1.005% 11/13/17	973,389	973,065

		3,549,600

Repurchase Agreements – 0.31%
Bank of America Merrill Lynch 0.97%, dated 10/31/17, to be repurchased on 11/1/17, repurchase price $314,790 (collateralized by US government obligations 0.00%–9.00% 11/24/17–5/15/47; market value $321,077)	314,782	314,782

	Principal amount°	Value (US $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 1.00%, dated 10/31/17, to be repurchased on 11/1/17, repurchase price $889,191 (collateralized by US government obligations 0.00%–5.00% 2/15/18–2/15/46; market value $906,950)	889,166	$889,166

		1,203,948

Total Short-Term Investments (cost $4,753,553)		4,753,548

Total Value of Securities – 100.08% (cost $313,827,529)		$390,942,416

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2017, the aggregate value of Rule 144A securities was $4,990,700, which represents 1.28% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

HKD – Hong Kong Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Select Growth Fund	October 31, 2017

Assets:
Investments, at value[1]	$386,188,868
Short-term investments, at value[2]	4,753,548
Foreign currencies, at value[3]	3,209
Receivable for securities sold	586,368
Foreign tax reclaims receivable	201,263
Receivable for fund shares sold	155,386
Dividends and interest receivable	33,378

Total assets	391,922,020

Liabilities:
Cash due to custodian	212,277
Payable for fund shares redeemed	451,450
Investment management fees payable to affiliates	248,529
Other accrued expenses	153,610
Distribution fees payable to affiliates	91,071
Custody fees payable	66,799
Administration fees payable	36,884
Audit and tax fees payable	30,140
Dividend disbursing and transfer agent fees and expenses payable to affiliates	6,638
Accounting and administration expenses payable to affiliates	1,620
Trustees’ fees and expenses payable	993
Legal fees payable to affiliates	586
Reports and statements to shareholders expenses payable to affiliates	278

Total liabilities	1,300,875

Total Net Assets	$390,621,145

Net Assets Consist of:
Paid-in capital	$295,272,332
Accumulated net realized gain on investments	18,239,006
Net unrealized appreciation of investments	77,114,887
Net unrealized depreciation of foreign currencies	(5,080)

Total Net Assets	$390,621,145

Net Asset Value
Class A:
Net assets	$237,362,796
Shares of beneficial interest outstanding, unlimited authorization, no par	6,015,018
Net asset value per share	$39.46
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$41.87

Class C:
Net assets	$44,774,522
Shares of beneficial interest outstanding, unlimited authorization, no par	1,565,803
Net asset value per share	$28.60

Class R:
Net assets	$4,913,365
Shares of beneficial interest outstanding, unlimited authorization, no par	131,870
Net asset value per share	$37.26

Institutional Class:
Net assets	$103,570,462
Shares of beneficial interest outstanding, unlimited authorization, no par	2,424,039
Net asset value per share	$42.73

[1]Investments, at cost	$309,073,976
[2]Short-term investments, at cost	4,753,553
[3]Foreign currencies, at cost	3,231

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Select Growth Fund	Year ended October 31, 2017

Investment Income:
Dividends	$3,754,194
Interest	10,323
Foreign tax withheld	(64,832)

3,699,685

Expenses:
Management fees	3,222,699
Distribution expenses – Class A	586,204
Distribution expenses – Class C	503,563
Distribution expenses – Class R	38,695
Dividend disbursing and transfer agent fees and expenses	688,915
Accounting and administration expenses	125,291
Custodian fees	96,778
Registration fees	75,910
Reports and statements to shareholders expenses	73,329
Legal fees	57,920
Audit and tax fees	27,544
Trustees’ fees and expenses	21,079
Other	29,573

5,547,500
Less expenses waived	(116,720)
Less expense paid indirectly	(1,187)

Total operating expenses	5,429,593

Net Investment Loss	(1,729,908)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	26,683,654
Foreign currencies	(43,825)
Foreign currency exchange contracts	(1,783)

Net realized gain	26,638,046

Net change in unrealized appreciation (depreciation) of:
Investments	57,757,988
Foreign currencies	(1,005)

Net change in unrealized appreciation (depreciation)	57,756,983

Net Realized and Unrealized Gain	84,395,029

Net Increase in Net Assets Resulting from Operations	$82,665,121

See accompanying notes, which are an integral part of the financial statements.

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Statements of changes in net assets
Delaware Select Growth Fund

	Year ended
	10/31/17	10/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,729,908)	$(1,839,937)
Net realized gain	26,638,046	71,893,418
Net change in unrealized appreciation (depreciation)	57,756,983	(91,587,917)

Net increase (decrease) in net assets resulting from operations	82,665,121	(21,534,436)

Dividends and Distributions to Shareholders from:
Net realized gain:
Class A	(33,563,358)	(69,639,770)
Class C	(10,351,305)	(21,232,699)
Class R	(1,391,001)	(3,949,084)
Institutional Class	(20,784,384)	(77,673,402)

	(66,090,048)	(172,494,955)

Capital Share Transactions:
Proceeds from shares sold:
Class A	10,376,973	12,927,492
Class C	518,709	4,121,048
Class R	1,299,257	2,387,329
Institutional Class	25,672,077	34,739,904

Net asset value of shares based upon reinvestment of dividends and distributions:
Class A	32,864,589	67,748,768
Class C	10,034,042	17,451,337
Class R	1,390,989	3,949,067
Institutional Class	20,470,366	76,548,510

	102,627,002	219,873,455

	Year ended
	10/31/17	10/31/16
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(70,786,700)	$ (100,493,308)
Class C	(25,425,897)	(25,225,932)
Class R	(9,284,945)	(9,190,749)
Institutional Class	(118,440,922)	(273,602,687)

	(223,938,464)	(408,512,676)

Decrease in net assets derived from capital share transactions	(121,311,462)	(188,639,221)

Net Decrease in Net Assets	(104,736,389)	(382,668,612)

Net Assets:
Beginning of year	495,357,534	878,026,146

End of year	$390,621,145	$495,357,534

Accumulated net investment loss	$—	$(1,861,137)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Select Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[4]
Portfolio turnover

[1]	During the period ended Oct. 31, 2013, the Fund changed its fiscal year end from April to October. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Oct. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

	Year ended			5/1/13 to		Year ended
10/31/17	10/31/16	10/31/15	10/31/14	10/31/13[1]		4/30/13
$37.68	$47.82	$52.44	$49.60	$44.01		$40.73

(0.14)	(0.11)	0.05	(0.06)	(0.05)		(0.03)
7.13	(0.31)	1.20	4.68	5.64		3.31

6.99	(0.42)	1.25	4.62	5.59		3.28

—	—	(0.09)	—	—		—
(5.21)	(9.72)	(5.78)	(1.78)	—		—

(5.21)	(9.72)	(5.87)	(1.78)	—		—

$39.46	$37.68	$47.82	$52.44	$49.60		$44.01

21.43%	(1.63% )	2.31%	9.53%	12.70%		8.05%

$237,363	$253,027	$348,846	$402,000	$489,286		$463,627
1.25%	1.26%	1.25%	1.25%	1.25%		1.27%

1.28%	1.28%	1.25%	1.25%	1.25%		1.27%
(0.39% )	(0.30% )	0.09%	(0.12% )	(0.19%	)	(0.06%	)

(0.42% )	(0.32% )	0.09%	(0.12% )	(0.19%	)	(0.06%	)
35%	33%	46%	41%	20%		38%

Financial highlights
Delaware Select Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived[4]
Portfolio turnover

[1]	During the period ended Oct. 31, 2013, the Fund changed its fiscal year end from April to October. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Oct. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

	Year ended			5/1/13 to		Year ended
10/31/17	10/31/16	10/31/15	10/31/14	10/31/13[1]		4/30/13
$28.91	$39.13	$44.16	$42.34	$37.71		$35.17

(0.30)	(0.31)	(0.27)	(0.37)	(0.19)		(0.28)
5.20	(0.19)	1.02	3.97	4.82		2.82

4.90	(0.50)	0.75	3.60	4.63		2.54

(5.21)	(9.72)	(5.78)	(1.78)	—		—

(5.21)	(9.72)	(5.78)	(1.78)	—		—

$28.60	$28.91	$39.13	$44.16	$42.34		$37.71

20.57%	(2.36% )	1.52%	8.71%	12.28%		7.22%

$44,775	$60,815	$87,833	$101,991	$115,635		$109,164
2.00%	2.01%	2.00%	2.00%	2.00%		2.02%

2.03%	2.03%	2.00%	2.00%	2.00%		2.02%
(1.14% )	(1.05% )	(0.66% )	(0.87% )	(0.94%	)	(0.81%	)

(1.17% )	(1.07% )	(0.66% )	(0.87% )	(0.94%	)	(0.81%	)
35%	33%	46%	41%	20%		38%

Financial highlights
Delaware Select Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived[4]
Portfolio turnover

[1]	During the period ended Oct. 31, 2013, the Fund changed its fiscal year end from April to October. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Oct. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

	Year ended			5/1/13 to		Year ended
10/31/17	10/31/16	10/31/15	10/31/14	10/31/13[1]		4/30/13
$35.94	$46.15	$50.83	$48.25	$42.87		$39.77

(0.22)	(0.20)	(0.08)	(0.18)	(0.10)		(0.12)
6.75	(0.29)	1.18	4.54	5.48		3.22

6.53	(0.49)	1.10	4.36	5.38		3.10

(5.21)	(9.72)	(5.78)	(1.78)	—		—

(5.21)	(9.72)	(5.78)	(1.78)	—		—

$37.26	$35.94	$46.15	$50.83	$48.25		$42.87

21.16%	(1.87% )	2.02%	9.26%	12.55%		7.79%

$4,913	$11,487	$18,766	$20,022	$18,681		$13,428
1.50%	1.51%	1.50%	1.50%	1.50%		1.52%

1.53%	1.53%	1.50%	1.50%	1.58%		1.62%
(0.64% )	(0.55% )	(0.16% )	(0.37% )	(0.44%	)	(0.31%	)

(0.67% )	(0.57% )	(0.16% )	(0.37% )	(0.56%	)	(0.41%	)
35%	33%	46%	41%	20%		38%

Financial highlights
Delaware Select Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[4]
Portfolio turnover

[1]	During the period ended Oct. 31, 2013, the Fund changed its fiscal year end from April to October. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Oct. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

	Year ended			5/1/13 to	Year ended
10/31/17	10/31/16	10/31/15	10/31/14	10/31/13[1]	4/30/13
$40.27	$50.35	$54.92	$51.73	$45.85	$42.32

(0.05)	(0.02)	0.18	0.07	0.02	0.08
7.72	(0.34)	1.25	4.90	5.86	3.45

7.67	(0.36)	1.43	4.97	5.88	3.53

—	—	(0.22)	—	—	—
(5.21)	(9.72)	(5.78)	(1.78)	—	—

(5.21)	(9.72)	(6.00)	(1.78)	—	—

$42.73	$40.27	$50.35	$54.92	$51.73	$45.85

21.76%	(1.37% )	2.54%	9.80%	12.82%	8.34%

$103,570	$170,029	$422,581	$496,967	$446,146	$369,526
1.00%	1.01%	1.00%	1.00%	1.00%	1.02%

1.03%	1.03%	1.00%	1.00%	1.00%	1.02%
(0.14% )	(0.05% )	0.34%	0.13%	0.06%	0.19%

(0.17% )	(0.07% )	0.34%	0.13%	0.06%	0.19%
35%	33%	46%	41%	20%	38%

Notes to financial statements
Delaware Select Growth Fund	October 31, 2017

Voyageur Mutual Funds III (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Select Growth Fund. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). The foregoing valuation policies apply to restricted and unrestricted securities.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended Oct. 31, 2017 and for all open tax years (years ended Oct. 31, 2014–Oct. 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on “Statement of operations.” During the year ended Oct. 31, 2017, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2017, and matured on the next business day.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Notes to financial statements

Delaware Select Growth Fund

1. Significant Accounting Policies (continued)

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Oct. 31, 2017.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Oct. 31, 2017.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2017, the Fund earned $1,187 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any distribution and service (12b-1) fees, acquired funds fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed 1.00% of the Fund’s average daily net assets from Nov. 1, 2016 through Oct. 31, 2017.* For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement may only be terminated by agreement of DMC and the Fund.

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to the Fund. For these services, DMC, not the Fund, pays JSP fees based on the aggregate average daily net assets of the Fund at the following annual rate: 0.450% of the first $500 million; 0.420% of the next $500 million; 0.390% of the next $1.5 billion; and 0.360% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Nov. 1, 2016 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Fund entered into an amendment to DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Oct. 31, 2017, the Fund was charged $20,072 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2017, the Fund was charged $85,563 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides

Notes to financial statements

Delaware Select Growth Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. These fees are calculated daily and paid monthly. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2017, the Fund was charged $8,946 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2017, DDLP earned $7,269 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2017, DDLP received gross CDSC commissions of $1,214 on redemptions of the Fund’s Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

*The aggregate contractual waiver period covering this report is from Feb. 26, 2016 through Feb. 28, 2018.

3. Investments

For the year ended Oct. 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$151,501,445
Sales	350,490,346

At Oct. 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$315,757,015

Aggregate unrealized appreciation of investments	$107,928,132
Aggregate unrealized depreciation of investments	(32,742,731)

Net unrealized appreciation of investments	$75,185,401

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements

Delaware Select Growth Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2017:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock
Consumer Discretionary	$40,583,540	$315,438	$—	$40,898,978
Energy	2,695,333	—	—	2,695,333
Financials	45,632,684	—	—	45,632,684
Healthcare	68,301,450	—	—	68,301,450
Industrials	21,631,470	—	—	21,631,470
Real Estate	18,642,131	—	—	18,642,131
Technology	183,711,560	4,675,262	—	188,386,822
Right	—	—	—	—
Short-Term Investments	—	4,753,548	—	4,753,548

Total Value of Securities	$381,198,168	$9,744,248	$—	$390,942,416

The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 security in this table.

During the year ended Oct. 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2017 and 2016 was as follows:

	Year ended
	10/31/17	10/31/16
Long-term capital gain	$66,090,048	$172,494,955

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2017, the components of net assets on a tax basis were as follow:

Shares of beneficial interest	$295,272,332
Undistributed ordinary income	1,034,800
Undistributed long-term capital gain	19,128,612
Unrealized appreciation of investments and foreign currencies	75,185,401

Net assets	$390,621,145

The difference between book basis and tax basis components of net assets is primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2017 the Fund recorded the following reclassifications:

Accumulated net investment loss	$3,591,045
Accumulated net realized gain on investments	(3,591,045)

Notes to financial statements

Delaware Select Growth Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/17	10/31/16
Shares sold:
Class A	291,445	343,019
Class C	19,923	136,854
Class R	39,179	66,478
Institutional Class	674,077	844,697
Shares issued upon reinvestment of dividends and distributions:
Class A	1,006,311	1,731,380
Class C	421,244	577,286
Class R	45,016	105,534
Institutional Class	580,226	1,833,936

	3,077,421	5,639,184

Shares redeemed:
Class A	(1,998,457)	(2,654,184)
Class C	(978,840)	(855,066)
Class R	(271,932)	(259,081)
Institutional Class	(3,051,974)	(6,849,376)

	(6,301,203)	(10,617,707)

Net decrease	(3,223,782)	(4,978,523)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended Oct. 31, 2017 and 2016, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.”

	Exchange Redemptions		Exchange Subscriptions

	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended 10/31/17	104,977	5,012	1,904	98,748	$3,753,347
Year ended 10/31/16	6,903	324	—	6,716	276,940

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit was to be used as described above and operated in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expired on Nov. 6, 2017.

The Fund had no amounts outstanding as of Oct. 31, 2017 or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Oct. 31, 2017, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settle date.

Derivatives Generally. The table on the next page summarizes the average balance of derivative

Notes to financial statements

Delaware Select Growth Fund

8. Derivatives (continued)

holdings by the Fund during the year ended Oct. 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$101,898	$90,612

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Oct. 31, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$314,782	$(314,782)	$—	$(314,782)	$—
BNP Paribas	889,166	(889,166)	—	(889,166)	—

Total	$1,203,948	$(1,203,948)	$—	$(1,203,948)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Oct. 31, 2017.

(b)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Oct. 31, 2017, the Fund had no securities out on loan.

Notes to financial statements

Delaware Select Growth Fund

11. Credit and Market Risk

The Fund invested in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

14. Subsequent Events

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit is to be used as described in Note 7 and operates in substantially the same manner as the agreement in Note 7. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on Nov. 5, 2018.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2017 that would require recognition or disclosure in the Fund’s financial statements.

Report of Independent
Registered Public Accounting Firm

To the Board of Trustees of Voyageur Mutual Funds III

and the Shareholders of Delaware Select Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Select Growth Fund (constituting Voyageur Mutual Funds III, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2017

Other Fund information (Unaudited)
Delaware Select Growth Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Fund’s total distributions.

Board consideration of Delaware Select Growth Fund investment advisory and sub-advisory agreements

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Select Growth Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), and Sub-Advisory Agreement with Jackson Square Partners, LLC (“JSP”) included materials provided by DMC and its affiliates and JSP, as applicable, concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s or JSP’s, as applicable, policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent

Other Fund information (Unaudited)

Delaware Select Growth Fund

Board consideration of Delaware Select Growth Fund investment advisory and sub-advisory agreements (continued)

legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Fund and the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of service. The Board considered the services provided by JSP to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of JSP personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investments Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2017. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the fourth quartile of its Performance Universe. The Board noted that the Fund’s performance was not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the

Other Fund information (Unaudited)

Delaware Select Growth Fund

Board consideration of Delaware Select Growth Fund investment advisory and sub-advisory agreements (continued)

context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by JSP in relation to the services being provided to the Fund and in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no effect on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Fun, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker/dealers, as applicable

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. Although, as of Feb. 28, 2017, the Fund has not reached a size at which it can take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Fund grows, economies of scale may be shared.

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Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1,2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015
President and Chief Executive Officer since August 2015

Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005

Chairman since March 2015

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the CFO and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as President of Macquarie Investment Management[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	60	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Private Investor (March 2004–Present)	60	None
Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	60	Director — Banco Santander International Director — Santander Bank, N.A.
Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	60	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)

[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103 May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	60	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director — FS Credit Real
Estate Income Trust, Inc.
Private Investor	60	None
(2004–Present)
Chief Executive Officer —	60	Trust Manager and
Banco Itaú		Audit Committee
International		Chair — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman (2010–April 2013) — PNC Financial Services Group	60	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.

		Director —
		HSBC USA Inc.
Vice President and Treasurer	60	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.
Richard Salus has served	60	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

About the organization

Board of trustees
Shawn K. Lytle President and Chief Executive Officer Delaware FundsSM by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K.Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Select Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $30,140 for the fiscal year ended October 31, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $30,140 for the fiscal year ended October 31, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended October 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended October 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,319 for the fiscal year ended October 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,158 for the fiscal year ended October 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2016.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware FundsSM by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $8,665,000 for the registrant’s fiscal years ended October 31, 2017 and October 31, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

VOYAGEUR MUTUAL FUNDS III

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 3, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 3, 2018